LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

SUPPLEMENT DATED JULY 29, 2016

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

THE FUNDS LISTED IN SCHEDULE A

The following supplements and replaces any information to the contrary in the Summary Prospectus, Prospectus and Statement of Additional Information of each fund listed in Schedule A.

The U.S. Securities and Exchange Commission has adopted certain reforms to the rules that govern money market funds (the “Reforms”). The Reforms require certain of the Legg Mason/Western Asset money market funds to transition from a stable $1.00 net asset value (“NAV”) to a floating NAV (“Floating NAV Funds”). Certain other funds will continue to seek to maintain a stable $1.00 NAV, but must adopt policies and procedures reasonably designed to limit all beneficial owners to natural persons (“Retail Funds”). The Reforms require both Floating NAV Funds and Retail Funds to have the ability to impose liquidity fees and/or redemption gates if the fund’s weekly liquid assets (as defined below) fall below a designated threshold.

The table below lists each Floating NAV Fund and Retail Fund:

Fund Name	Floating Net Asset Value (“FNAV”) Funds	Retail Funds	Ability to Impose Liquidity Fees/Redemption Gates
Western Asset Liquid Reserves	✓		✓
Western Asset Premium Liquid Reserves	✓		✓
Western Asset Institutional Cash Reserves	✓		✓
Western Asset Institutional Liquid Reserves	✓		✓
Western Asset Prime Obligations Money Market Fund		✓	✓
Western Asset Tax Free Reserves		✓	✓
Western Asset Institutional Tax Free Reserves		✓	✓
Western Asset California Tax Free Money Market Fund		✓	✓
Western Asset New York Tax Free Money Market Fund		✓	✓

Following is a discussion of the Reforms together with how they will impact the Floating NAV Funds and the Retail Funds.

Transition to a Floating Net Asset Value (“FNAV”) — Floating NAV Funds

Under the Reforms, the Floating NAV Funds may no longer use the amortized cost method of valuation to seek to maintain a stable NAV of $1.00 per share. Instead, these Funds will be required to calculate their NAVs based on the current market-based value of their portfolio securities. In addition, these Funds will also be required to use “basis point” rounding to calculate their share value to the nearest 1/100th of 1%, which means, that share prices will be rounded to four decimal places (i.e., $1.0000).

Effective on or about October 11, 2016, each Floating NAV Fund will normally calculate its NAV only as of 8:00 a.m., 12:00 p.m. and 3:00 p.m. (Eastern time) on each fund business day.

Effective on or about October 11, 2016, the process of accepting purchase and redemption orders will change. Currently, Service Agents1 may accept orders from their customers on behalf of each Floating NAV Fund. These orders are priced at such Floating NAV Fund’s NAV next determined after receipt by the Service Agent of such order. Effective on or about October 11, 2016, the Floating NAV Funds will no longer permit Service Agents to serve as their agents for receipt of orders. Beginning on that date, all orders will be processed at the NAV next calculated by the Floating NAV Fund following receipt by the Fund’s transfer agent of your purchase or redemption request in good order. It is your Service Agent’s responsibility to transmit orders to the Fund’s transfer agent in a timely fashion.

Retail Funds

Under the Reforms, each Retail Fund will be allowed to continue to use the special pricing and valuation conventions that currently facilitate a constant share price of $1.00 if it meets the requirements of a retail money market fund. To meet these requirements, only accounts beneficially owned by natural persons (retail investors) may be invested in Retail Funds.

Natural persons include any person who provides the fund or the fund’s authorized agent or intermediary with a social security number issued to that person, a government-issued identification document such as a driver’s license or passport that bears a photograph of the person, or other similar documentation. Natural persons also may be able to invest in the fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, provided all beneficial owners of the accounts are natural persons. Examples may include: (i) certain retirement accounts, such as participant directed defined contribution plans, individual retirement accounts, deferred compensation plans for employees of government or tax-exempt organizations, and Keogh plans; (ii) college savings plans; (iii) health savings accounts; (iv) custodial accounts; (v) accounts of the estate of a natural person; (vi) medical savings accounts; (vii) ordinary trusts; and (viii) other accounts beneficially owned solely by natural persons.

As of August 26, 2016, only accounts beneficially owned by natural persons will be permitted to purchase the Retail Funds. If you are not a retail investor, you must redeem your fund shares or your shares will be redeemed involuntarily by the fund on September 30, 2016. Shareholders who are subject to involuntary redemption will receive a separate notification from their fund.

Ability to Impose Liquidity Fees and/or Redemption Gates

Under the Reforms, Floating NAV Funds and Retail Funds are required to have the ability to impose a liquidity fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from the fund for up to 10 business days in any given 90 day period (a “redemption gate”) in the event that such fund’s weekly liquid assets2 fall below the following thresholds:

•

30% weekly liquid assets — if a fund’s weekly liquid assets fall below 30% of the fund’s total assets, and the Board of Trustees of the fund determines that it is in the best interests of the fund, the fund may impose a liquidity fee of not more than 2% of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption.

•

10% weekly liquid assets — if a fund’s weekly liquid assets fall below 10% of the fund’s total assets, the fund will impose at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board of Trustees of the fund determines that imposing such a fee would not be in the best interests of the fund or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the fund.

[1]

“Service Agents” are banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds.

[2]

“Weekly liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within 5 business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

Each of the Floating NAV Funds and Retail Funds has adopted policies and procedures incorporating these requirements effective October 14, 2016. If a fund imposes a redemption gate, the fund and the fund’s authorized agent or intermediary will not accept redemption orders until the fund has notified shareholders that the redemption gate has been lifted. Any redemption orders submitted while a redemption gate is in effect will be cancelled without further notice. Pending redemption orders may be affected if a fund imposes a redemption gate. If you still wish to redeem shares once the redemption gate has been lifted, you will need to submit a new redemption request to the fund or the fund’s authorized agent or intermediary.

Liquidity fees and redemption gates may be terminated at any time at the judgment of the Board of Trustees. In addition, liquidity fees and redemption gates will terminate at the beginning of the next business day once the fund has invested 30% or more of its total assets in weekly liquid assets. A fund may only suspend redemptions for up to 10 business days in any 90-day period.

A liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of your shares, and will generally cause you to recognize a capital loss. Liquidity fees would be retained by the fund. Pending redemption orders may be affected if a fund imposes a liquidity fee.

Any announcement regarding the imposition of a liquidity fee or redemption gate, or the termination of a liquidity fee or a redemption gate, will be available at each fund’s website and will be filed with the U.S. Securities and Exchange Commission.

If a fund’s weekly liquid assets fall below 10% of the fund’s total assets, the fund reserves the right to permanently suspend redemptions and liquidate if the Board of Trustees of the fund determines that it is not in the best interests of the fund to continue operating.

Additional Fund-Specific Changes

Western Asset Institutional Tax Free Reserves

Effective on or about August 26, 2016, the fund will be renamed Western Asset Select Tax Free Reserves and the Institutional Shares Class will be renamed Select Shares. There will be no change in the fund’s investment objective, policies or strategies.

Please note that there will be no change to the CUSIP or ticker symbol for this share class as noted in the table below.

Current Share Class Name	New Share Class Name	CUSIP	Ticker Symbol	BFDS Fund Number
Institutional	Select	52470G858	CIFXX	806

Western Asset Liquid Reserves

Currently, Boston Financial Data Services, Inc. (“BFDS”) and The Bank of New York Mellon (“BNY Mellon”) serve as the transfer agents for Class A shares of the fund. Effective September 30, 2016, BFDS will become the sole transfer agent for Class A shares of the fund. BFDS currently serves as the sole transfer agent for the other classes of shares of the fund.

Effective September 30, 2016, shareholders who hold Class A shares of the fund will no longer be able to exchange their shares for Class A shares of non-money market funds in the Legg Mason fund complex. Shareholders will continue to be able to exchange Class A shares of the fund for Class A shares of other Legg Mason/Western Asset money market funds.

In addition, effective September 30, 2016, the fund will cease offering Class C shares, and all outstanding Class C shares of the fund will be liquidated.

SCHEDULE A

Fund	Date of Summary Prospectus and Prospectus
LEGG MASON PARTNERS INSTITUTIONAL TRUST
Western Asset Institutional Cash Reserves	December 29, 2015
Western Asset Institutional Liquid Reserves	December 29, 2015
Western Asset Institutional Tax Free Reserves	December 29, 2015

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST
Western Asset Premium Liquid Reserves	December 29, 2015

LEGG MASON PARTNERS MONEY MARKET TRUST
Western Asset Liquid Reserves	December 29, 2015
Western Asset California Tax Free Money Market Fund	December 29, 2015
Western Asset New York Tax Free Money Market Fund	December 29, 2015
Western Asset Prime Obligations Money Market Fund	January 12, 2016
Western Asset Tax Free Reserves	December 29, 2015

Please retain this supplement for future reference.

WASX287505

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